EXHIBIT 10.5

U.S. DISTRIBUTORS DIRECTORY

1.   Advanced Training Source
     676 N. La Salle
     Chicago, IL. 60610

2.   Business Training Resources
     7200 Hickman Road #204
     Urbandale, IA. 50322

3.   Business Videos
     910 Capitola Avenue #2
     Capitola, CA. 95010

4.   Coastal Video Communications
     3083 Brickhouse Court
     Virginia Beach, VA. 23452

5.   Corporate Training Shop
     1052 Floyd Terrace
     Bryn Mawr, PA. 19010

6.   CorVision
     1359 Barclay Boulevard
     Buffalo Grove, IL. 60089

7.   CRM
     2215 Faraday Avenue
     Carlsbad, CA. 92008-7295

8.   First Training Resources
     6157 Cresent Chese
     Johnston, IA. 50131

9.   International Learning Works
     1130 Main Avenue
     P.O. Box 1287
     Durango, CO. 81301

10.  LearnCom
     714 Industrial Drive
     Bensenviller, IL. 60106

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11.  Media Partners
     911 Western Avenue #306
     Seattle, WA. 98104

12.  Monad  Training
     163-60 22nd Avenue
     Whitestone, NY. 11357

13.  Resource Network
     P.O. Box 247
     Harrisonburg, VA. 22801

14.  Resource Network
     356 Inwood Road
     Ardmore, PA. 19003

15.  Resource4Training
     232 N. Williams Drive
     Palatine, IL. 60067

16.  Star Thrower Distribution
     26 East Exchange Street #600
     St. Paul, MN. 55101

17.  Superior Training Media
     4213 Plymouth #109
     Des Moines, IA. 50266

18.  Teambuilding Incorporated
     12 Pine Lane
     Chadds Ford, PA. 19317

19.  The Greenleaf Center
     921 East 86th Street #200
     Indianapolis, IN. 46240

20.  The Richardson Group
     13 Creekwood Lane Southwest
     Lakewood, WA. 98499

21.  Thompson Mitchell & Associates
     3109 Maple #310
     Atlanta, GA. 30305

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22.  Time Frame Productions
     1430 Locust Street
     Media Park Building
     Des Moines, IA. 50309-3014

23.  Train Seek.com
     295 Chipeta Way, 1st Floor
     University of Utah Research Park
     Salt Lake City, UT. 84108

24.  Training Edge
     201 East Dundee
     Palantine, IL. 60074

25.  Video Learning Systems
     850 West Lancaster Avenue
     Bryn Mawr, PA. 19010

26.  Video Quest
     30432 Euclid Avenue
     Cleveland, OH. 44092

27.  Video Training Incorporated
     911 Western Avenue #210
     Seattle, WA. 98104

28.  VideoMedia
     1519 NW 53rd
     Suite 5
     Seattle, WA. 98107

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